UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 11, 2005

THE PANTRY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25813	56-1574463
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1801 Douglas Drive Sanford, North Carolina	27330-1410
(Address of principal executive officer)	(Zip Code)

(919) 774-6700

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 11, 2005, The Pantry, Inc. (the “Company”) entered into the Third Amendment to its Amended and Restated Credit Agreement, dated as of November 11, 2005 (the “Third Amendment”), by and among the Company, as borrower, R&H Maxxon, Inc., Kangaroo, Inc. and D. & D. Oil Co., Inc. (“D. & D.”), subsidiaries of the Company, as guarantors (collectively, the “Guarantors”), Wachovia Bank, National Association, as administrative agent (the “Administrative Agent”) and the lenders party thereto. The Third Amendment amends certain provisions of the Amended and Restated Credit Agreement, dated March 12, 2004, as amended, among the Company, the Guarantors, the Administrative Agent and the lenders party thereto (as so amended, the “Credit Agreement”).

The material terms of the Third Amendment include:

•	An increase in the amount of unsecured subordinated indebtedness the Company may incur from $75 million to $250 million, subject to certain conditions;

•	Permitting the Company to make certain restricted payments with proceeds of the issuance of permitted subordinated indebtedness or the issuance of permitted equity in replacement of other permitted subordinated indebtedness, so long as the Administrative Agent shall have approved the terms of such subordinated indebtedness or equity and the Company shall remain in compliance with the financial covenants under the Credit Agreement both before and after the making of the restricted payments;

•	Permitting the Company to exclude as guarantors under the Credit Agreement any domestic subsidiaries with assets less than $100,000 and current annualized revenues less than $100,000; and

•	Releasing D. & D. of its obligations as a guarantor under the Credit Agreement.

The foregoing description of the Third Amendment is qualified in its entirety by reference to the full terms and provisions of that agreement as set forth therein. The full text of the Third Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On November 14, 2005, the Company reported that based on preliminary, unaudited data, it expects EBITDA for the fiscal year ended September 29, 2005 to be in the range of $213.0 million to $214.5 million.

EBITDA is defined by the Company as net income before interest expense, loss on extinguishment of debt, income taxes, depreciation and amortization. EBITDA is not a measure of operating performance under accounting principles generally accepted in the United States of America, and should not be considered as a substitute for net income, cash flows from operating activities and other income or cash flow statement data. The Company is providing information concerning EBITDA as one measure of its cash flow and historical ability to service debt and because it believes investors find this information useful as it reflects the resources available for strategic opportunities including, among others, to invest in the business, make strategic acquisitions and to service debt. EBITDA as defined by the Company may not be comparable to similarly titled measures reported by other companies.

The Pantry, Inc.

Reconciliation of Non-GAAP Measure

(In thousands)

	Fiscal Year, 2005 Preliminary Estimate
EBITDA	$213,000	$214,500

Interest Expense	(56,000)	(56,000)

Adjustments to reconcile EBITDA to net cash provided by operating activities (other than depreciation and amortization, and income taxes)	10,400	10,400

Changes in operating assets and liabilities, net	(18,300)	(18,300)

Net cash provided by operating activities	$149,100	$150,600

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in Item 2.02 of this report is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in Item 2.02 of this report shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended.

Item 8.01. Other Events.

On November 14, 2005, the Company announced its intention to offer, subject to market and other conditions, $130 million aggregate principal amount of senior subordinated convertible notes due 2012 in a private offering to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. The Company’s press release dated November 14, 2005 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In addition, the Company is also pursuing a refinancing of its existing senior credit facility, subject to market and other conditions. The new senior credit facility is expected to provide for aggregate borrowings by the Company of up to $330.0 million and will consist of a six-year $125.0 million revolving credit facility and a six-year $205.0 million term loan. The Company believes that the refinanced credit facility will provide increased financial flexibility and lower interest rates. The final terms of the facility will be determined by market and other conditions.

In connection with the proposed private offering of senior subordinated convertible notes, the Company has attached hereto as Exhibit 99.2 certain risk factors, which risk factors are incorporated herein by reference. Exhibit 99.2 is intended to update the risk factors contained in the Company’s periodic filings with the Securities and Exchange Commission (the “SEC”), and includes, among other things, information about risks faced by the Company in connection with its ongoing evaluation and testing activities under Section 404 of the Sarbanes-Oxley Act of 2002 (“Section 404”) and risks faced by the Company in connection with its compliance with a request from the SEC for certain information in connection with the Company’s recent restatement of certain historical financial statements to reflect a change in the accounting for certain sale-leaseback transactions.

As described in Exhibit 99.2, based on preliminary results from its Section 404 evaluation and testing activities, the Company has identified two material weaknesses in the effectiveness of its internal control over financial reporting relating to: (1) controls within certain aspects of the Company’s accounting and financial information systems over user access, segregation of duties and monitoring of changes to its vendor database; and (2) controls over the posting of journal entries to the Company’s general ledger, which could result in incorrect entries being posted. As a result of the identified material weaknesses, the Company expects management to state in its assessment of the Company’s internal control over financial reporting, which will be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 29, 2005, that the Company did not maintain effective internal control over financial reporting as of September 29, 2005. Additionally, the Company expects that its independent registered public accounting firm’s report will conclude that the Company did not maintain effective internal control over financial reporting as of September 29, 2005.

As described in Exhibit 99.2, the Company has taken a number of steps to remediate these material weaknesses, which steps are expected to be completed by the end of December 2005. The Company is in the process of completing its Section 404 evaluation and testing activities, which it expects to complete prior to the filing of its Annual Report on Form 10-K for the fiscal year ended September 29, 2005. The Company cannot be certain at this time that it will be able to successfully complete the procedures, certification and attestation requirements of Section 404 or that it will not have to report additional material weaknesses in connection with the presentation of its financial statements.

Statements made by the Company in this report relating to future plans, events, or financial performance are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current plans and expectations and involve a number of risks and uncertainties that could cause actual results and events to vary materially from the results and events anticipated or implied by such forward-looking statements. Any number of factors could affect actual results and events, including, without limitation: final results of management’s report on internal control over financial reporting and the related auditor assessment; the risk that the Company’s efforts to remediate the identified material weaknesses will not be successfully implemented on a sustained basis; the risk that the Company will not be able to successfully complete the procedures, certification and attestation requirements of Section 404 or that the Company will have to report additional material weaknesses in connection with the presentation of its financial statements; the risks associated with the pending informal investigation by the SEC; the Company’s ability to enter into a new senior credit facility on commercially reasonable terms, or at all; fluctuations in domestic and global petroleum and gasoline markets; realizing benefits of the Company’s fuel supply agreements; the risk that the Company’s ability to finance future transactions could be adversely affected due to its recent restatement of certain of its financial statements; the Company’s ability to take advantage of expected synergies in connection with acquisitions; the actual operating results of stores acquired; changes in the competitive landscape of the convenience store industry, including gasoline stations and other non-traditional retailers located in the Company’s markets; the effect of national and regional economic conditions on the convenience store industry and the Company’s markets; the effect of regional weather conditions on customer traffic; financial difficulties of suppliers, including the Company’s principal suppliers of gas and merchandise and their ability to continue to supply the Company’s stores; environmental risks associated with selling petroleum products; governmental regulations, including those regulating the environment; and acts of war or terrorist activity. These and other risk factors are discussed in the Company’s Annual Report on Form 10-K as amended, and in its other filings with the SEC. In addition, the forward-looking statements included in this report are based on the Company’s estimates and plans as of November 14, 2005. While the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Document
10.1	Third Amendment to Amended and Restated Credit Agreement dated November 11, 2005 by and among the Company, as borrower, R&H Maxxon, Inc., Kangaroo, Inc. and D. & D. Oil Co., Inc, subsidiaries of the Company, as guarantors, Wachovia Bank, National Association, as administrative agent, and the lenders party thereto

99.1	Press Release dated November 14, 2005

99.2	Risk Factors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE PANTRY, INC.

By:	/s/ Daniel J. Kelly
Daniel J. Kelly Vice President, Chief Financial Officer and Secretary (Authorized Officer and Principal Financial Officer)

Date: November 14, 2005

EXHIBIT INDEX

Exhibit No.	Description of Document
10.1	Third Amendment to Amended and Restated Credit Agreement dated November 11, 2005 by and among the Company, as borrower, R&H Maxxon, Inc., Kangaroo, Inc. and D. & D. Oil Co., Inc, subsidiaries of the Company, as guarantors, Wachovia Bank, National Association, as administrative agent, and the lenders party thereto

99.1	Press Release dated November 14, 2005

99.2	Risk Factors